Ticker: MRIC LD Micro Invitational Investor Presentation June 9, 2016 Transforming minimally invasive neurosurgery by enabling real-time visualization with MRI © 2016 MRI INTERVENTIONS, INC. | 1

Forward Looking Statements Certain statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” or the negative of these words or other words of similar meaning. Forward-looking statements by their nature address matters that, to different degrees, are uncertain and involve risk. Uncertainties and risks may cause MRI Interventions’ actual results and the timing of events to differ materially from those expressed in or implied by MRI Interventions’ forward-looking statements. Particular uncertainties and risks include, among others: demand and market acceptance of our products; our ability to successfully expand, and achieve full productivity from, our sales, clinical support and marketing capabilities; availability and adequacy of reimbursement from third party payors for procedures utilizing our products; the sufficiency of our cash resources to maintain planned commercialization efforts and research and development programs; future actions of the FDA or any other regulatory body that could impact product development, manufacturing or sale; our ability to protect and enforce our intellectual property rights; our dependence on collaboration partners; the impact of competitive products and pricing; the impact of the commercial and credit environment on us and our customers and suppliers; and our ability to successfully complete the development of, and to obtain regulatory clearance or approval for, our ClearTrace system. More detailed information on these and additional factors that could affect MRI Interventions’ actual results and the timing of events are described in its filings with the Securities and Exchange Commission. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements made in this presentation to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statements are based. © 2016 MRI INTERVENTIONS, INC. | 2

MRI Interventions Opportunity

Navigation System for Neurosurgery Procedures

- ***Electrode placement*** for deep brain stimulation
- ***Laser Ablation*** for ablation of epileptic foci or Brain Tumors
- ***Brain Tumor Biopsy*** for deep seated tumors
- ***Precise Drug Delivery*** to target lesions

Market Potential

- **Market potential**
  - 55,000 potential ClearPoint procedures across multiple therapies

Focused, Commercial Business

- **Focused commercial effort in neurosurgery; FDA/CE cleared products**
  - Enabling real-time MRI guided surgery; FDA-cleared, CE-marked and 45+ ClearPoint sites
  - Compatible with all major MRI manufacturers; multiple devices
  - Attractive razor/razorblade business model with strong potential
  - Established, proprietary IP position

Financial Results

- **Revenue of ~$1.4 mm in Q1, 2016**
- **Focused on reducing operating cash burn**
- **Solid gross margins on disposable product (65%+)**

© 2016 MRI INTERVENTIONS, INC. | 3

Leadership – Extensive Med Device Experience

Key Management

Executive	*Title*	*Prior Experience*
Frank Grillo	President, CEO	Intuitive Surgical, Kyphon, Boston Scientific
Peter Piferi	COO	Edwards, HeartWare, Cordis
Wendelin Maners	VP Marketing	Boston Scientific, CSA Medical
Robert Korn	VP Sales	Medtronic, Codman
Hal Hurwitz	CFO	pwc, ev3

Board of Directors

Director	Affiliations
Kimble Jenkins, Chairman	MRI, Morgan Keegan
Maria Sainz	Cardiokinetics, concentric, stryker, Guidant
Dr. Phillip Pizzo	Stanford School of Medicine
Pascal Girin	Wright, ev3
Timothy Richards	VNUS, Covidien, B. Braun
Frank Grillo, CEO	Boston Scientific, Kyphon, Intuitive Surgical
Jack Spencer	Ernst & Young
Charles Koob	Simpson Thacher
Andrew Rooke	Major Investor

© 2016 MRI INTERVENTIONS, INC. | 4

Investor Without ClearPoint, minimally invasive neuro _ _ _ Conventional Stereotactic Procedure ClearPoint Neuro Procedure No real-time visualization Next generation platform enabling real time, MRI guided, minimally invasive brain surgery © 2016 MRI INTERVENTIONS, INC. | 5

ClearPoint® Neuro Navigation System

Integrated Software, Hardware and Single-Use MRI Safe Devices

MRI INTERVENTIONS

CLEARPOINT

- **ClearPoint Software**
  - Proprietary software for targeting and trajectory calculation / determination
  - Dicom image based



- **SmartFrame®; SmartGrid®**
  - Single use devices, with MRI fiducials "seen" in MRI images, enable targeting and trajectory calculations
  - Proprietary drape for creating sterile environment



- **MRI Safe Hardware**
  - Head fixation frame, monitor, other components for the procedure

Compatible with All Major MRI Platforms

SIEMENS | PHILIPS | GE Healthcare | IMRIS | BrainSUITE

© 2016 MRI INTERVENTIONS, INC. | 6

ClearPoint Procedure Overview Target Selection & Entry Planning © 2016 MRI INTERVENTIONS, INC. | 7

ClearPoint Procedure Overview Trajectory Alignment & Device Insertion SmartFrame® Hand Controller © 2016 MRI INTERVENTIONS, INC. | 8

ClearPoint Procedure Overview Delivery of Neurological Therapy Drug Delivery1 Electrode Placement Laser Ablation2 (1) Drug Delivery - The SmartFlow® cannula received 510(k) clearance for injection of cytarabine, a chemotherapy drug, to the ventricles or removal of CSF from the ventricles during intracranial procedures. Delivery of other therapeutic agents, and delivery of agents to other areas of the brain, using the SmartFlow cannula is investigational. (2) Laser Ablation - MR Thermometry is an MRI-based functionality available on most MR scanner platforms and it is a feature built into products from several third party vendors. The ClearPoint system enables MRI-guided procedures and allows physicians to use this inherent MR capability during a procedure. © 2016 MRI INTERVENTIONS, INC. | 9

Multi-Therapy MRI-Guided Navigational System

MRI INTERVENTIONS

Notable Neurosurgeon Supporters



Dr. Philip Starr
ASSFN Past President



Dr. Paul Larson
UCSF & VA



Dr. Robert Gross
Emory University



Dr. Robert Wharen, Jr.
Mayo Clinic - Jacksonville



Dr. Krys Bankiewicz
Bankiewicz Lab, UCSF



Dr. Russ Lonser
OSU - NIH

Published Peer-Reviewed Journal Support



OPERATIVE
NEUROSURGERY

Compatible With Multiple Therapies





Visualase^R

MONTERIS MEDICAL





18 mm
3 mm
1.68 mm

SmartFlow™ cannula for local drug delivery

© 2016 MRI INTERVENTIONS, INC. | 10

Patented Intellectual Property

Over 100 issued patents around the world

70+ U.S. Patents	45+ OUS Patents	20+ U.S. Patent Applications	30+ OUS Patent Applications



- ***Issued patents cover areas such as:*** MRI-guided surgical systems that include software and devices; the SmartFrame® trajectory guide; other ClearPoint® disposable components; active intracranial probes; MRI-compatible catheters and Hand Drill; MRI-safety technology; Scalp Mount Base
- Key ClearPoint-related patents do not begin to expire until 2027

© 2016 MRI INTERVENTIONS, INC. | 11

Patient Impact D _^ C l e a r Po i nt - E n a b l e d E l e c t ro d e P l a c e m e nt © 2016 MRI INTERVENTIONS, INC. | 12

Patient Benefit Minimally Invasive Procedure 7 days after ClearPoint procedure Arrow Indicates Surgery Site INC. | 13

ClearPoint's Use in Drug Delivery
Seven Programs Underway Now...

Major Challenges in Delivering Drugs to the Brain

- Blood brain barrier blocks systemic delivery of almost all drugs – 98% of small molecules
- Direct injection without ClearPoint is blind, so target is frequently missed
  - *Neopharm Trial - 51% of 572 catheters failed to meet all positioning criteria (did not use ClearPoint)*

Major Benefits of Drug Delivery with ClearPoint

- Excellent accuracy of delivery, combined with real time MRI visualization, provides confidence that drug is being delivered at target
- For short infusion times, drug delivery and diffusion can be visualized with real-time MRI

Current Trials:

Voyager Therapeutics	**AAV2-hAADC for Parkinson's disease** – Phase 1 Study at UCSF - Initial sponsorship by Michael J. Fox Foundation	National Institutes of Health	**IL13 for Brain Tumor** - Phase 1 study at the NIH
uniQure	**AAV2-GDNF for Parkinson's disease** – Phase 1 Study at the NIH	Memorial Sloan-Kettering Cancer Center	**Radio Immunotherapy for Brain Tumor** – Phase 1 Study at MSK
Medicenna Therapeutics, Inc.	**MDNA55 for Recurrence or Progression of Glioblastoma** - Preparing Phase 2	Merrimack	**Nanoliposomal Irinotecan for Brain Tumor –** - Phase 1 Study at UCSF
International Stem Cell	**Human Parthenogenetic Stem Cell-Derived Neural Stem Cells for Parkinson's disease** - Pre-clinical leading to Phase 1		

© 2016 MRI INTERVENTIONS, INC. | 14

ClearPoint Drug Delivery

- MR visualization of neuro target
- MR-guided placement of catheter
- Therapeutic agent delivered under MR-guidance*



18 mm
3 mm
1.68 mm

Specialized, FDA-cleared drug delivery cannula's / catheters



a
Vi = 300µL

Drug infusion is visible real time under MRI

Growing Set of Peer-reviewed Publications…



Laboratory Investigation
original article
Interventional MRI-guided Putaminal Delivery of AAV2-GDNF for a Planned Clinical Trial in Parkinson's Disease

Conclusion: The ClearPoint system allows Real-time Convection-enhanced Delivery to be performed with a high level of precision, predictability, and safety.

* CAUTION: SmartFlow™ Cannula is approved for injection of Cytarabine or removal of CSF from the ventricles during intracranial procedures. Uses other than the approved indication are limited by Federal law to investigational use.

© 2016 MRI INTERVENTIONS, INC. | 15

Uses other than the approved indication are limited by Federal law to investigational use. The ClearPoint Difference With ClearPoint Without ClearPoint (Stereotactic) Direct, high resolution visualization; Performed in No direct visualization; Performed in an operating room an MRI Suite Highly accurate, based on real time images Accuracy to target based only on prior images Patient may be under general anesthesia(1) Patient may be awake for own brain surgery(1) MRI only procedure - One procedure, one place May require OR and MRI for same procedure (laser ablation) Patient stays in one location No need to transfer patient from OR to MRI in middle of laser ablation procedure Real time observation of drug diffusion Drug diffusion estimated based on algorithm Better for Patients Better for Surgeons Better for Hospitals (1) Microelectrode recording and macrostim are processes that involve listening to neuronal firings (i.e., physiological recordings) and observing physiological responses to stimuli _ _ __/ _ _ _ _ _ _ _ _ _&___ _ _ _ __ W _/ uctions for Use based on the lack of data with respect to deep brain stimulation (DBS) procedures. The warning states that the ClearPoint system, alone, should not be used to guide a DBS lead to a specific brain target and that final placement of DBS leads requires physiological recordings to confirm that they are located in the correct brain target and functioning as intended. © 2016 MRI INTERVENTIONS, INC. | 16

ClearPoint Revenue Model

BUSINESS MODEL – RAZOR / RAZORBLADE

- ClearPoint Hardware/Software: $100,000 - $150,000 ASP
- ClearPoint Disposables: $7,500 (average) ASP per procedure with potentially strong margins
- Recurring revenue from the sale of disposables
- Procedures covered by existing inpatient DRG reimbursement codes





© 2016 MRI INTERVENTIONS, INC. | 17

Growing the ClearPoint Footprint Installed Base of 45 sites in the US Emory University Hospital UCSF Medical Center Europe: Warsaw, Poland _ _ _t _ Hospital © 2016 MRI INTERVENTIONS, INC. | 18

ClearPoint US Market Opportunity

MRI INTERVENTIONS

	Parkinson's	Epilepsy	Brain Tumors
Total Prevalence (US)	1,500,000	2,200,000	80,000 *(annual diagnosis)*
Prevalence – Drug Treatment Resistant (DTR)	125,000	264,000	
Incidence – DTR	7,500	18,000	Resections: 80,000 Stereotactic Biopsy: 10,000
ClearPoint Enabled Therapy	Electrode Placement (DBS)	Laser Ablation RNS[1]	Biopsy / Laser Ablation / Drug Delivery
Potential ClearPoint Procedures, Annually[2]	12,500	28,000	14,500

55,000+ Potential Procedures Per Year

Note: Prevalence and Incidence based on either market research conducted by a third party on behalf of MRI Interventions or research conducted by MRI Interventions of publicly available sources.

(1) Responsive neurostimulation device (RNS)

(2) Potential Annual ClearPoint Procedures based upon 5% of prevalence and 85% of incidence; Potential Annual ClearPoint Procedures for brain tumors based on market research conducted by a third party on behalf of MRI Interventions.

© 2016 MRI INTERVENTIONS, INC. | 19

ClearPoint Consumable Revenues Consumables $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $- Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2013 2014 2015 2016 © 2016 MRI INTERVENTIONS, INC. | 20

Total Revenue, 2013 - 2015 $1,600,000 Total Revenue $1,400,000 $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $- Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2013 2014 2015 2016 Consumables Capital / Service Other © 2016 MRI INTERVENTIONS, INC. | 21

Cash Flow From Operations $0 -$500,000 -$1,000,000 -$1,500,000 -$2,000,000 -$2,500,000 -$3,000,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2014 2015 2016 © 2016 MRI INTERVENTIONS, INC. | 22

Commercial Priorities

Driving Adoption of the ClearPoint System

Increase Utilization

- Focus on adding surgeons at existing accounts
- Target high volume sites, including epilepsy and tumor neurosurgeons within each account; gain greater share of their procedures
- Add Clinical Specialists and sales reps to commercial team; compensate for utilization growth

Enhance Communication

- Increase peer-to-peer events, presence at trade shows
- Highlight existing data on ClearPoint applications to neurologists and neurosurgeons
- Communicate value proposition across procedures:
  - Accuracy
  - Real time visualization
  - Improved workflow
  - Increase patient volume

Expand Account Base

- Identify highest volume potential accounts across multiple procedures
- Support local hospital marketing efforts
- Capitalize on interest in drug delivery to expand in oncology accounts

Achieve Cash Breakeven

- Tightly control working capital, consumption of cash
- Hire additional personnel only in key functions – commercial team; engineering

© 2016 MRI INTERVENTIONS, INC. | 23

At the Center of an Emerging Industry Trend

MRI INTERVENTIONS



DBS Companies
Medtronic
Boston Scientific
NEUROPACE
ST. JUDE MEDICAL
Laser Ablation Companies
Medtronic
MONTERIS
Scanner Companies
SIEMENS
PHILIPS
IMRIS
Cardiac Ablation and Heart Failure Companies
Drug/Biotech Companies
genzyme
A SANOFI COMPANY
MERRIMACK
uniQure
ClearPoint Electrode Placement
ClearPoint Laser Catheter Placement
Real Time MRI-Guided Procedures
ClearPoint Direct Drug Delivery
ClearPoint Performed in MRI Scanners
ClearTrace Ablation and Drug Delivery
In Development

MRIC is at the point of convergence in an industry trend impacting some of the most influential and innovative medical device companies in the world

© 2016 MRI INTERVENTIONS, INC. | 24

Ticker: MRIC MRI Interventions, Inc. Irvine, CA 949.900.6833 mriinterventions.com Transforming minimally invasive neurosurgery by enabling real-time visualization with MRI © 2016 MRI INTERVENTIONS, INC. | 25